UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 9, 2023
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 9, 2023, Wayne Hoovestol, Chairman of the Board of Directors (the “Board”) of Green Plains Inc. (the “Company”), retired from the Board of the Company. The Board elected Jim Anderson as the new Chairman of the Board.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2023 annual meeting of shareholders on May 9, 2023. All matters voted on were approved. The numbers of shares cast for, against or withheld are as follows:

1.Proposal to elect three directors, each to serve a one-year term that expires at the 2024 annual meeting.

Nominee Name	For	Withheld
Jim Anderson	47,008,397	2,949,947
Ejnar Knudsen	47,096,575	2,861,769
Kimberly Wagner	44,826,265	5,132,079
There were 2,954,053 broker non-votes with respect with this matter.
2.Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2023.

For	Against	Abstain
52,681,588	220,125	10,684
3.Proposal to cast an advisory vote to approve the Company’s executive compensation.

For	Against	Abstain
47,385,881	2,559,414	13,049
There were 2,954,053 broker non-votes with respect with this matter.
4.Proposal to cast an advisory vote on the frequency of holding an advisory vote on executive compensation every one year, two years or three years.

One Year	Two Years	Three Years	Abstain
48,476,434	116,176	1,312,762	52,972
There were 2,954,053 broker non-votes with respect with this matter.

No other matters were voted on at the annual meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: May 9, 2023	By:	/s/ Michelle Mapes
Michelle Mapes
Chief Legal & Administration Officer and Corporate Secretary